                                                                    Exhibit 3.18

                            ARTICLES OF INCORPORATION

                                       OF

                              PMI ACQUISITION CORP.

                                        I

     The name of this corporation is: PMI Acquisition Corp.

                                       II

     The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                                       III

     The name and address in the State of California of this corporation's initial agent for service of process is:

              Corporation Service Company Which Will Do Business In
                 California as CSC-Lawyers Incorporating Service

                                       IV

     This corporation is authorized to issue only one class of stock; and the total number of shares which this corporation is authorized to issue is:

     10,000 shares of Common Stock, $.01 par value

                                        V

     The liability of the directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law. Any repeal or modification of this Article shall only be prospective and shall not affect the rights under this Article in effect at the time of the alleged occurrence of any action or omission to act giving rise to liability.

                                       VI

     The corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) for breach of duty to the corporation and its shareholders through Bylaw provisions, or through agreements with the agents or through shareholder resolutions, or otherwise, in excess of the indemnification otherwise permitted by Section 317 of the California Corporations Code, subject to the limits on such excess indemnification set forth in Section 204 of the California Corporations Code. Any repeal or modification of this Article shall only be prospective and shall not affect the rights under this Article in effect at the time of the alleged occurrence of any action or omission to act giving rise to indemnification.


                                        /s/ Dominic J. Puopolo
                                        ----------------------------------------
                                        Dominic J. Puopolo

Dated: May 22, 1992

                               AGREEMENT OF MERGER

                                     BETWEEN

                           VANGUARD AMBULANCE SERVICES

                                       AND

                              PMI ACQUISITION CORP.

     This Agreement of Merger is entered into between PMI Acquisition Corp., a California corporation (the "Surviving Corporation") and Vanguard Ambulance Services, a California corporation (the "Merging Corporation").

     1. Merging Corporation shall be merged into Surviving Corporation.

     2. Article I of the Articles of Incorporation of the Surviving Corporation is amended to read as follows:

          The name of this corporation is: Vanguard Ambulance Services.

     3. Each outstanding share of Common Stock of Merging Corporation shall be converted to cash of $3.80 per share and 1.30316 shares of Common Stock of American Medical Response, Inc., a Delaware corporation and parent of the Surviving Corporation.

     4. The outstanding shares of Surviving Corporation shall remain outstanding and are not affected by the merger.

     5. Merging Corporation shall from time to time, as and when requested by Surviving Corporation, execute and deliver all such documents and instruments and take all such action necessary or desirable to evidence or carry out this merger.

     6. The effect of this merger and the effective date of the merger are as prescribed by law.

     IN WITNESS WHEREOF the parties have executed this Agreement on August 7, 1992.

VANGUARD AMBULANCE SERVICES,            PMI ACQUISITION CORP.,
a California corporation                a California corporation


By: /s/ Paul T. Shirley                 By: /s/ Dominic J. Puopolo
    ---------------------------------       ------------------------------------
    Paul T. Shirley                         Dominic J. Puopolo
    President                               President

By: /s/ Robert J. Allen                 By: /s/ Paul M. Verrochi
    ---------------------------------       ------------------------------------
    Robert Allen                            Paul M. Verrochi
    Secretary                               Secretary


AMERICAN MEDICAL RESPONSE, INC.,
a Delaware corporation


By: /s/ Paul M. Verrochi
    ---------------------------------
    Paul M. Verrochi
    President


By: /s/ Dominic J. Puopolo
    ---------------------------------
    Dominic J. Puopolo
    Treasurer

                           VANGUARD AMBULANCE SERVICES

                             CERTIFICATE OF APPROVAL

                             OF AGREEMENT OF MERGER

Paul T. Shirley and Robert Allen certify that:

     1. They are the President and Secretary, respectively, of Vanguard Ambulance Services, a California corporation.

     2. The Agreement of Merger in the form attached hereto was duly approved by the shareholders and the directors of the corporation.

     3. The shareholder approval was by 100% of the outstanding shares of the corporation.

     4. There is only one class of shares and the number of shares outstanding is 1,000,000.

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

Dated: August 7, 1992


                                        /s/ Paul T. Shirley
                                        ----------------------------------------
                                        Paul T. Shirley, President


                                        /s/ Robert Allen
                                        ----------------------------------------
                                        Robert Allen, Secretary

                              PMI ACQUISITION CORP.

                             CERTIFICATE OF APPROVAL

                             OF AGREEMENT OF MERGER

Dominic J. Puopolo and Paul M. Verrochi certify that:

     1. They are the President and Secretary, respectively, of PMI Acquisition Corp., a California corporation.

     2. The Agreement of Merger in the form attached hereto was duly approved by the sole shareholder and the sole director of the corporation.

     3. The shareholder approval was by 100% of the outstanding shares of the corporation.

     4. There is only one class of shares and the number of shares outstanding is 10,000.

     5. Equity securities of the corporation's parent corporation, American Medical Response, Inc., a Delaware corporation, are to be issued in the merger described in the Agreement of Merger. The required vote of the shareholders of the parent corporation was obtained.

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

Dated: August 7, 1992


                                        /s/ Dominic J. Puopolo
                                        ----------------------------------------
                                        Dominic J. Puopolo, President


                                        /s/ Paul M. Verrochi
                                        ----------------------------------------
                                        Paul M. Verrochi, Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

                           VANGUARD AMBULANCE SERVICES

     PAUL T. SHIRLEY and ROB ALLEN, certify that:

     1. They are the President and Secretary, respectively, of Vanguard Ambulance Services, a California corporation.

     2. Article I. of the Articles of Incorporation of this corporation is amended to read as follows:

     "The name of this corporation is American Medical Response West."

     3. The foregoing Amendment of Articles of Incorporation has been duly approved by the Board of Directors.

     4. The foregoing Amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the Corporations Code. The Corporation has only one class of shares and the number of outstanding shares of the corporation is 10,000. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than fifty percent (50%).

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Dated: 10/22, 1992


                                        /s/ Paul T. Shirley
                                        ----------------------------------------
                                        PAUL T. SHIRLEY, President


                                        /s/ Robert Allen
                                        ----------------------------------------
                                        ROB ALLEN, Secretary

                               AGREEMENT OF MERGER

                                       OF

                          LIFE MEDICAL INDUSTRIES, INC.

                                  AMR WEST BLS

                            SHIRLEY ENTERPRISES, INC.

                       DOCTORS AMBULANCE OF MODESTO, INC.

                         INTENSIVE CARE AMBULANCE, INC.

                                       AND

                         AMERICAN MEDICAL RESPONSE WEST

     AGREEMENT OF MERGER entered into on December 22, 1995 by Life Medical Industries, Inc., AMR West BLS, Shirley Enterprises, Inc., Doctors Ambulance of Modesto, Inc., Intensive Care Ambulance, Inc. and American Medical Response West as approved by the Board of Directors of each of said corporations:

     1. AMR West BLS, Shirley Enterprises, Inc., Doctors Ambulance of Modesto, Inc. and Intensive Care Ambulance, Inc. which are corporations incorporated in the State of California, and Life Medical Industries, Inc., a Delaware corporation, all of which are sometimes hereinafter referred to as the "disappearing corporations," shall be merged with and into American Medical Response West, which is a corporation incorporated in the State of California, and which is sometimes hereinafter referred to as the "surviving corporation".

     2. The separate existence of the disappearing corporations shall cease upon the effective date of the merger which shall be December 31, 1995 at 11:59 p.m. in accordance with the provisions of the General Corporation Law of the State of California.

     3. The surviving corporation shall continue its existence under American Medical Response West pursuant to the provisions of the General Corporation Law of the State of California.

     4. The Articles of Incorporation of the surviving corporation upon the effective date of the merger shall be the Articles of Incorporation of said surviving corporation and shall continue in full force and effect until amended and changed in the manner prescribed by the provisions of the General Corporation Law of the State of California.

     5. The bylaws of the surviving corporation upon the effective date of the merger shall be the bylaws of said surviving corporation and shall continue in full force and effect until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Law of the State of California.

     6. The directors and officers in office of the surviving corporation upon the effective date of the merger shall continue to be the lumbers of the Board of Directors and the officers of the surviving corporation, all of whom shall hold their directorships and offices until the election, choice, and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

     7. All of the issued and outstanding shares of each disappearing corporation shall, upon the effective date of the merger, be converted into an equivalent number of shares of the surviving corporation as follows: (a) 100 issued and outstanding shares of Life Medical Industries, Inc. shall, upon the effective date of the merger, be converted into 100 shares of the surviving corporation; (b) 5,000 issued and outstanding shares of AMR West BLS shall, upon the effective date of the merger, be converted into 5,000 shares of the surviving corporation; (c) 10,000 issued and outstanding shares of Shirley Enterprises, Inc. shall, upon the effective date of the merger, be converted into 10,000 shares of the surviving corporation; (d) 500 issued and outstanding shares of Doctors Ambulance of Modesto, Inc. shall, upon the effective date of the merger, be converted into 500 shares of the surviving corporation; and (e)
571.1724936521072 issued and outstanding shares of Intensive Care Ambulance, Inc. shall, upon the effective date of the merger, be converted into
571.1724936521072 shares of the surviving corporation. The issued shares of the surviving corporation shall not be converted or exchanged in any manner or any consideration be paid therefor, but each said share which is issued as of the effective date of the merger shall continue to represent one issued share of the surviving corporation.

     8. The Agreement of Merger herein entered into and approved shall be submitted to the shareholders entitled to vote thereon of the disappearing corporations and of the surviving corporation for their approval or rejection in the manner prescribed by the provisions of the General Corporation Law of the State of California.

     9. In the event that this Agreement of Merger shall have been approved by the shareholders entitled to vote of the disappearing corporations and of the surviving corporation in the manner prescribed by the provisions of the General Corporation Law of the State of California, the disappearing corporations and the surviving corporation hereby agree that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of California, and that they will course to be performed all necessary acts therein and elsewhere to effectuate the merger.

     10. The Board of Directors and the proper officers of the disappearing corporations and of the surviving corporation, respectively, are hereby authorized, empowered and directed to do any and all acts and things, and to make, execute, deliver, file and/or record any and all instruments, papers and documents which shall be or become necessary, proper or convenient to carry out or put into effect any of the provisions of this Agreement of Merger or of the merger herein provided for.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        LIFE MEDICAL INDUSTRIES, INC.


                                        By: /s/ William George
                                            ------------------------------------
                                        Name: William George
                                        Title: Vice President


                                        By: /s/ William George
                                            ------------------------------------
                                        Name: William George
                                        Title: Assistant Secretary


                                        AMR WEST BLS


                                        By: /s/ William George
                                            ------------------------------------
                                        Name: William George
                                        Title: Vice President


                                        By: /s/ William George
                                            ------------------------------------
                                        Name: William George
                                        Title: Assistant Secretary


                                        SHIRLEY ENTERPRISES, INC.


                                        By: /s/ William George
                                            ------------------------------------
                                        Name: William George
                                        Title: Vice President


                                        By: /s/ William George
                                            ------------------------------------
                                        Name: William George
                                        Title: Assistant Secretary

                                        DOCTORS AMBULANCE OF MODESTO, INC.


                                        By: /s/ William George
                                            ------------------------------------
                                        Name: William George
                                        Title: Vice President


                                        By: /s/ William George
                                            ------------------------------------
                                        Name: William George
                                        Title: Assistant Secretary


                                        INTENSIVE CARE AMBULANCE, INC.


                                        By: /s/ William George
                                            ------------------------------------
                                        Name: William George
                                        Title: Vice President


                                        By: /s/ William George
                                            ------------------------------------
                                        Name: William George
                                        Title: Assistant Secretary


                                        AMERICAN MEDICAL RESPONSE WEST


                                        By: /s/ William George
                                            ------------------------------------
                                        Name: William George
                                        Title: Vice President


                                        By: /s/ William George
                                            ------------------------------------
                                        Name: William George
                                        Title: Assistant Secretary

                             CERTIFICATE OF APPROVAL

                                       OF

                               AGREEMENT OF MERGER

                                       OF

                         AMERICAN MEDICAL RESPONSE WEST

     William George states and certifies that:

     1. He is the Vice President and Assistant Secretary of American Medical Response West, a California corporation.

     2. The agreement of merger in the form attached was duly approved by the Board of Directors and shareholders of the corporation.

     3. There is only one class of shares and the total number of outstanding shares is 10,000.

     4. The shareholder percentage vote required for the aforesaid approval was 100 percent.

     5. The principal terms of the merger agreement in the form attached were approved by the corporation by a vote of the number of shares which equaled or exceeded the vote required.

     On the date set forth below, in the City/Town of Aurora in the State of Colorado, the undersigned does hereby declare under the penalty of perjury under the laws of the State of California that he signed the foregoing certificate in the official capacity set forth beneath his signature, and that the statements set forth in said certificate are true of his own knowledge.

Signed on December 27, 1995.


                                        By: /s/ William George
                                            ------------------------------------
                                            William George
                                        Title: Vice President and Assistant
                                               Secretary

                             CERTIFICATE OF APPROVAL

                                       OF

                               AGREEMENT OF MERGER

                                       OF

                          LIFE MEDICAL INDUSTRIES, INC.

                                      INTO

                         AMERICAN MEDICAL RESPONSE WEST

     William George states and certifies that:

     1. He is the Vice President and Assistant Secretary of Life Medical Industries, Inc., a Delaware corporation.

     2. The agreement of merger in the form attached was duly approved by the Board of Directors and shareholders of the corporation.

     3. There is only one class of shares and the total number of outstanding shares is 100.

     4. The shareholder percentage vote required for the aforesaid approval was 100 percent.

     5. The principal terms of the merger agreement in the form attached were approved by the corporation by a vote of the number of shares which equaled or exceeded the vote required.

     On the date set forth below, in the City/Town of Aurora in the State of Colorado, the undersigned does hereby declare under the penalty of perjury under the laws of the State of California that he signed the foregoing certificate in the official capacity set forth beneath his signature, and that the statements set forth in said certificate are true of his own knowledge.

Signed on December 27, 1995.


                                        By: /s/ William George
                                            ------------------------------------
                                            William George
                                        Title: Vice President and Assistant
                                               Secretary

                             CERTIFICATE OF APPROVAL

                                       OF

                               AGREEMENT OF MERGER

                                       OF

                                  AMR WEST BLS

                                      INTO

                         AMERICAN MEDICAL RESPONSE WEST

     William George states and certifies that:

     1. He is the Vice President and Assistant Secretary of AMR West BLS, a California corporation.

     2. The agreement of merger in the form attached was duly approved by the Board of Directors and shareholders of the corporation.

     3. There is only one class of shares and the total number of outstanding shares is 5,000.

     4. The shareholder percentage vote required for the aforesaid approval was 100 percent.

     5. The principal terms of the merger agreement in the form attached were approved by the corporation by a vote of the number of shares which equaled or exceeded the vote required.

     On the date set forth below, in the City/Town of Aurora in the State of Colorado, the undersigned does hereby declare under the penalty of perjury under the laws of the State of California that he signed the foregoing certificate in the official capacity set forth beneath his signature, and that the statements set forth in said certificate are true of his own knowledge.

Signed on December 27, 1995.


                                        By: /s/ William George
                                            ------------------------------------
                                            William George
                                        Title: Vice President and Assistant
                                               Secretary

                             CERTIFICATE OF APPROVAL

                                       OF

                               AGREEMENT OF MERGER

                                       OF

                            SHIRLEY ENTERPRISES, INC.

                                      INTO

                         AMERICAN MEDICAL RESPONSE WEST

     William George states and certifies that:

     1. He is the Vice President and Assistant Secretary of Shirley Enterprises, Inc., a California corporation.

     2. The agreement of merger in the form attached was duly approved by the Board of Directors and shareholders of the corporation.

     3. There is only one class of shares and the total number of outstanding shares is 10,000.

     4. The shareholder percentage vote required for the aforesaid approval was 100 percent.

     5. The principal terms of the merger agreement in the form attached were approved by the corporation by a vote of the number of shares which equated or exceeded the vote required.

     On the date set forth below, in the City/Town of Aurora in the State of Colorado, the undersigned does hereby declare under the penalty of perjury under the laws of the State of California that he signed the foregoing certificate in the official capacity set forth beneath his signature, and that the statements set forth in said certificate are true of his own knowledge.

Signed on December 27, 1995.


                                        By: /s/ William George
                                            ------------------------------------
                                            William George
                                        Title: Vice President and Assistant
                                               Secretary

                             CERTIFICATE OF APPROVAL

                                       OF

                               AGREEMENT OF MERGER

                                       OF

                       DOCTORS AMBULANCE OF MODESTO, INC.

                                      INTO

                         AMERICAN MEDICAL RESPONSE WEST

     William George states and certifies that:

     1. He is the Vice President and Assistant Secretary of Doctors Ambulance of Modesto, Inc., a California corporation.

     2. The agreement of merger in the form attached was duly approved by the Board of Directors and shareholders of the corporation.

     3. There is only one class of shares and the total number of outstanding shares is 500.

     4. The shareholder percentage vote required for the aforesaid approval was 100 percent.

     5. The principal terms of the merger agreement in the form attached were approved by the corporation by a vote of the number of shares which equaled or exceeded the vote required.

     On the date set forth below, in the City/Town of Aurora in the State of Colorado, the undersigned does hereby declare under the penalty of perjury under the laws of the State of California that he signed the foregoing certificate in the official capacity set forth beneath his signature, and that the statements set forth in said certificate are true of his own knowledge.

Signed on December 27, 1995.


                                        By: /s/ William George
                                            ------------------------------------
                                        William George
                                        Title: Vice President and Assistant
                                               Secretary

                             CERTIFICATE OF APPROVAL

                                       OF

                               AGREEMENT OF MERGER

                                       OF

                         INTENSIVE CARE AMBULANCE, INC.

                                      INTO

                         AMERICAN MEDICAL RESPONSE WEST

     William George states and certifies that:

     1. He is the Vice President and Assistant Secretary of Intensive Care Ambulance, Inc., a California corporation.

     2. The agreement of merger in the form attached was duly approved by the Board of Directors and shareholders of the corporation.

     3. There is only one class of shares and the total number of outstanding shares is 571.1724936521072.

     4. The shareholder percentage vote required for the aforesaid approval was 100 percent.

     5. The principal terms of the merger agreement in the form attached were approved by the corporation by a vote of the number of shares which equaled or exceeded the vote required.

     On the date set forth below, in the City/Town of Aurora in the State of Colorado, the undersigned does hereby declare under the penalty of perjury under the laws of the State of California that he signed the foregoing certificate in the official capacity set forth beneath his signature, and that the statements set forth in said certificate are true of his own knowledge.

Signed on December 27, 1995.


                                        By: /s/ William George
                                            ------------------------------------
                                        William George
                                        Title: Vice President and Assistant
                                               Secretary

                            CERTIFICATE OF OWNERSHIP

     Gregory Guckes and Dennis R. Bolt certify that:

     1. They are the President and Secretary, respectively, of American Medical Response West, a California corporation ("AMR West").

     2. AMR West owns all the outstanding shares of Pajaro Valley Ambulance Service, Inc., a California corporation.

     3. The Board of Directors of AMR West duly adopted the following resolutions by unanimous written consent on September 28, 1995:

     RESOLVED: That it is in the best interests of this Corporation to merge
               Pajaro Valley Ambulance Service, Inc., a California corporation
               ("Pajaro") and a wholly-owned subsidiary of this Corporation, with and into this Corporation and assume all of the obligations of Pajaro pursuant to Section 1110 of the California Corporations
               Code.

     RESOLVED: That the form and terms of the Certificate of Ownership to be dated as of September 28, 1995, pursuant to which Pajaro is to be merged with and into this Corporation, furnished to the directors of this Corporation, are approved; and that each of the President, any Vice President and the Treasurer of this Corporation at the time in office acting singly is authorized, in the name and on behalf of this Corporation, to execute and file with the California Secretary of State a certificate of ownership in substantially the form furnished to the directors of this Corporation, with such changes as the officer so acting may by his execution approve (said certificate of ownership, as so executed and delivered, being referred to in these resolutions as the "Certificate of Ownership"), the execution and delivery of the Certificate of Ownership to be conclusive evidence that the same has been authorized and approved by the Board of Directors of this Corporation.

     RESOLVED: That the officers of this Corporation at the time in office are authorized from time to time, in the name and on behalf of this Corporation, under the corporate seal of this Corporation, if desired, to execute, acknowledge and deliver any and all such certificates, documents, instruments and papers, and to take such other action, as may be shown by his or their execution and performance thereof to be in his or their judgment necessary or desirable in connection with the consummation of the transactions contemplated by the Certificate of Ownership executed and delivered in accordance with the foregoing resolutions or by the transactions otherwise authorized by these resolutions, the taking of any such action to be conclusive evidence that the same has been authorized and approved by the Board of Directors of this Corporation.

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date: September 28, 1995


                                        /s/ Gregory Guckes
                                        ----------------------------------------
                                        Gregory Guckes


                                        /s/ Dennis R. Bolt
                                        ----------------------------------------
                                        Dennis R. Bolt

                            CERTIFICATE OF CORRECTION

                                       of

                               AGREEMENT OF MERGER

                                       of

                         AMERICAN MEDICAL RESPONSE WEST

     The undersigned certifies that:

     1. He is the Vice President and Assistant Secretary of American Medical Response West, a California corporation (the "Surviving Corporation").

     2. The document to be corrected is the Agreement of Merger whereby Life Medical Industries, Inc., AMR West BLS, Shirley Enterprises, Inc., Doctors Ambulance of Modesto, Inc. and Intensive Care Ambulance, Inc. (collectively, the "Disappearing Corporations") merged with and into the Surviving Corporation. Said document was filed with the Office of the Secretary of State of California on December 31, 1995.

     3. Paragraph 7 of the Agreement of Merger, as corrected, shall read in its entirety as follows:

          "7. All of the issued and outstanding shares of each Disappearing Corporation shall, upon the effective date of the merger, be canceled without consideration. The issued shares of the Surviving Corporation shall not be converted or exchanged in any manner or any consideration be paid therefor, but each said share which is issued as of the effective date of the merger shall continue to represent one issued share of the Surviving Corporation."

     4. The foregoing correction of the Agreement of Merger does not change any resolution duly approved by the board of directors or shareholders of the Surviving Corporation or the Disappearing Corporations.

     I further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct and of my own knowledge.

DATE: February 1, 1996


                                        /s/ William George
                                        ----------------------------------------
                                        William George
                                        Assistant Secretary and Vice President

                            CERTIFICATE OF OWNERSHIP
                                     MERGING
               SANTA CRUZ AMBULANCE SERVICE INC. AND MEDEVAC, INC.
                                      INTO
                         AMERICAN MEDICAL RESPONSE WEST

          AMERICAN MEDICAL RESPONSE WEST, a California corporation, certifies that:

     1. It owns all the outstanding stock of SANTA CRUZ AMBULANCE SERVICE INC., a California corporation and MEDEVAC, INC. a California corporation.

     2. The following resolutions were adopted by Unanimous Written Consent of the Board of Directors:

          WHEREAS, this corporation owns 100 percent of the outstanding stock in SANTA CRUZ AMBULANCE SERVICE INC., a California corporation, and 100 percent of the outstanding stock in MEDEVAC, INC. a California corporation; and

          WHEREAS, this Board of Directors deems it to be in the best interests of this corporation and its shareholder to effect a merger of said SANTA CRUZ AMBULANCE SERVICE INC. and said MEDEVAC, INC. into this corporation; and

          NOW, THEREFORE, BE IT RESOLVED, that SANTA CRUZ AMBULANCE SERVICE INC. and MEDEVAC, INC. both be merged into this corporation pursuant to
          Section 1110 of the California Corporations Code; and

          RESOLVED FURTHER, that any two officer's of this corporation are directed to do all acts and to execute, verify, and file all documents necessary, including a Certificate of Ownership, to effectuate the merger into this corporation, pursuant to Section 1110 of the California Corporations Code, of SANTA CRUZ AMBULANCE SERVICE INC. and MEDEVAC, INC. ; and

          RESOLVED FURTHER, that this corporation hereby assumes all the liabilities of SANTA CRUZ AMBULANCE SERVICE INC. and MEDEVAC, INC.

                                        AMERICAN MEDICAL RESPONSE WEST


                                        By /s/ Joshua T. Grimes
                                           -------------------------------------
                                        Title Vice President


                                        By /s/ Gregory K. Guckes
                                           -------------------------------------
                                        Title Assistant Secretary

                                  Verification

     Joshua T. Grimes and Gregory K. Guckes say:

     They are the Vice President and Assistant Secretary respectively of AMERICAN MEDICAL RESPONSE WEST, a California corporation.

     They have read the foregoing Certificate of Ownership and know the contents thereof.

     The same is true of their own knowledge.

     Executed on August 30, 1999.

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

     Dated: August 30, 1999


                                        /s/ J. T. Grimes
                                        ----------------------------------------
                                        Title Vice President


                                        /s/ Gregory K. Guckes
                                        ----------------------------------------
                                        Title Assistant Secretary

                           AGREEMENT OF MERGER BETWEEN
                       STEPHENS & POLETTI AMBULANCE, INC.,
                            REGIONAL AMBULANCE, INC.,
                       PENINSULA PARAMEDIC SERVICES, INC.
                                       and
                         AMERICAN MEDICAL RESPONSE WEST
                       (Under Section 1101 of the General
                   Corporation Law of the State of California)

     This Agreement of Merger is entered into between AMERICAN MEDICAL RESPONSE WEST, a California corporation (herein "Surviving Corporation") and STEPHENS & POLETTI AMBULANCE, INC., REGIONAL AMBULANCE, INC., and PENINSULA PARAMEDIC SERVICES, INC., all being California corporations (herein "Merging Corporations"), on August 28,1999. The Surviving Corporation and the Merging Corporations agree as follows:

                                    RECITALS

     A. Merging Corporations are corporations duly organized, validly existing, and in good standing under the laws of the State of California. STEPHENS & POLETTI AMBULANCE, INC. and REGIONAL AMBULANCE, INC. are both wholly owned subsidiaries of AMERICAN MEDICAL RESPONSE, INC., a Delaware corporation; PENINSULA PARAMEDIC SERVICES, INC. is a wholly-owned subsidiary of LAIDLAW MEDICAL TRANSPORTATION, INC., a Delaware corporation qualified to do business in the State of California, which is a wholly owned subsidiary of AMERICAN MEDICAL RESPONSE, INC., a Delaware corporation; and

     B. Surviving Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of California. Surviving Corporation is a wholly owned subsidiary of AMERICAN MEDICAL RESPONSE, INC, a Delaware corporation; and

     C. Surviving Corporation and Merging Corporations are brother-sister corporations, each having the ultimate common parent of AMERICAN MEDICAL RESPONSE, INC., a Delaware corporation; and

     D. AMERICAN MEDICAL RESPONSE WEST is to be the surviving corporation, as that term is defined in the General Corporation Law of California, to the merger described in this agreement.

     IT IS AGREED AS FOLLOWS:

     1. Merger. Merging Corporation shall be merged into AMERICAN MEDICAL RESPONSE WEST under the laws of the State of California.

     2. Further Assignments or Assurances. If at any time the Surviving Corporation shall consider or be advised that any further assignments or assurances in law are necessary to vest or to perfect or to confirm of record in the Surviving Corporation the title to any property or rights of Merging Corporations, or otherwise carry out the provisions hereof, the proper officers and directors of Merging Corporations, as of the effective date of the merger, shall execute and deliver all proper deeds, assignments, confirmations, and assurances in law, and do all acts proper to vest, perfect, and confirm title to such property or rights in the Surviving Corporation, and otherwise carry out the provisions hereof.

     3. Basis of Converting Shares.

          (a) At the effective date of the merger, each share of the common stock of the Merging Corporations (other than shares held by Merging Corporations as treasury shares) shall be converted into one (1) fully paid and non-assessable share of common stock of the Surviving Corporation.

          (b) Any shares of the Merging Corporations, common or preferred, held by the Merging Corporations in its treasury on the effective date of the merger shall be surrendered to the Surviving Corporation for cancellation.

     4. Board of Survivor. The present Board of Directors of AMERICAN MEDICAL RESPONSE WEST shall continue to serve as the Board of Directors of the Surviving Corporation until the next annual meeting or until such time as their successors have been elected and qualified.

     5. Articles of Survivor. The Articles of AMERICAN MEDICAL RESPONSE WEST, as existing on the effective date of the merger, shall continue in full force as the Articles of the Surviving Corporation until altered, amended as provided therein, or as provided by law.

     6. Bylaws of Survivor. The bylaws of AMERICAN MEDICAL RESPONSE WEST, as existing on the effective date of the merger, shall continue in full force as the bylaws of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

     7. Miscellaneous.

          (a) This agreement may be executed in any number of counterparts, each of which shall be deemed an original.

          (b) The validity, interpretation, and performance of this agreement shall be controlled by and construed under the laws of the State of California, the state in which this agreement is being executed.

     Executed on August 30, 1999, at Aurora, Colorado.

STEPHENS & POLETTI AMBULANCE, INC.


By /s/ J. T. Grimes
   ----------------------------------
   Vice President

By /s/ Gregory K. Guckes
   ----------------------------------
   Assistant Secretary


REGIONAL AMBULANCE, INC.


By /s/ J. T. Grimes
   ----------------------------------
   Vice President


By /s/ Gregory K. Guckes
   ----------------------------------
   Assistant Secretary


PENINSULA PARAMEDIC SERVICES, INC.


By /s/ J. T. Grimes
   ----------------------------------
   Vice President


By /s/ Gregory K. Guckes
   ----------------------------------
   Assistant Secretary


AMERICAN MEDICAL RESPONSE WEST


By /s/ J. T. Grimes
   ----------------------------------
   Vice President


By /s/ Gregory K. Guckes
   ----------------------------------
   Assistant Secretary

                         AMERICAN MEDICAL RESPONSE WEST
                             CERTIFICATE OF APPROVAL
                                       OF
                               AGREEMENT OF MERGER

     The undersigned do hereby certify that:

     1. We are the Vice President and Assistant Secretary respectively, of AMERICAN MEDICAL RESPONSE WEST, a California corporation.

     2. The Agreement of Merger in the form attached hereto was duly approved by the shareholders and directors of the corporation.

     3. The shareholder approval was by 100% of the outstanding shares of the corporation.

     4. There is only one class of shares and the number of shares outstanding is one (1).

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

     Dated: August 30, 1999


                                        /s/ J. T. Grimes
                                        ----------------------------------------
                                        Title Vice President


                                        /s/ Gregory K. Guckes
                                        ----------------------------------------
                                        Title Assistant Secretary

                       PENINSULA PARAMEDIC SERVICES, INC.
                             CERTIFICATE OF APPROVAL
                                       OF
                               AGREEMENT OF MERGER

     The undersigned do hereby certify that:

     1. We are the Vice President and Assistant Secretary, respectively, of PENINSULA PARAMEDIC SERVICES, INC., a California corporation.

     2. The Agreement of Merger in the form attached hereto was duly approved by the shareholders and directors of the corporation.

     3. The shareholder approval was by 100% of the outstanding shares of the corporation.

     4. There is only one class of shares and the number of shares outstanding is ninety (90).

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

     Dated: August 30, 1999


                                        /s/ J. T. Grimes
                                        ----------------------------------------
                                        Title Vice President


                                        /s/ Gregory K. Guckes
                                        ----------------------------------------
                                        Title Assistant Secretary

                            REGIONAL AMBULANCE, INC.
                             CERTIFICATE OF APPROVAL
                                       OF
                               AGREEMENT OF MERGER

     The undersigned do hereby certify that:

     1. We are the Vice President and Assistant Secretary, respectively, of REGIONAL AMBULANCE, INC., a California corporation.

     2. The Agreement of Merger in the form attached hereto was duly approved by the shareholders and directors of the corporation.

     3. The shareholder approval was by 100% of the outstanding shares of the corporation.

     4. There is only one class of shares and the number of shares outstanding is seven thousand five hundred (7,500).

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

     Dated: August 30, 1999


                                        /s/ J. T. Grimes
                                        ----------------------------------------
                                        Title Vice President


                                        /s/ Gregory K. Guckes
                                        ----------------------------------------
                                        Title Assistant Secretary

                       STEPHENS & POLETTI AMBULANCE, INC.
                             CERTIFICATE OF APPROVAL
                                       OF
                               AGREEMENT OF MERGER

     The undersigned do hereby certify, that:

     1. We are the Vice President, and Assistant Secretary respectively, of STEPHENS & POLETTI AMBULANCE, INC., a California corporation,

     2. The Agreement of Merger in the form attached hereto was duly approved by the shareholders and directors of the corporation.

     3. The shareholder approval was by 100% of the outstanding shares of the corporation.

     4. There is only one class of shares and the number of shares outstanding is twenty-eight (28).

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

     Dated: August 30, 1999


                                        /s/ J. T. Grimes
                                        ----------------------------------------
                                        Title Vice President


                                        /s/ Gregory K. Guckes
                                        ----------------------------------------
                                        Title Assistant Secretary

                            CERTIFICATE OF OWNERSHIP
                                     MERGING
               STANISLAUS COUNTY EMERGENCY MEDICAL COMMUNICATIONS
                                      INTO
                         AMERICAN MEDICAL RESPONSE WEST

          AMERICAN MEDICAL RESPONSE WEST, a California corporation, certifies that:

     1. It owns all the outstanding interest of STANISLAUS COUNTY EMERGENCY MEDICAL COMMUNICATIONS, a California corporation.

     2. The following resolutions were adopted by Unanimous Written Consent of the Board of Directors:

     WHEREAS, this corporation owns 100 percent of the outstanding interest in STANISLAUS COUNTY EMERGENCY MEDICAL COMMUNICATIONS ; and

     WHEREAS, this Board of Directors deems it to be in the best interests of this corporation and its shareholder to effect a merger of said STANISLAUS COUNTY EMERGENCY MEDICAL COMMUNICATIONS into this corporation; and

     NOW, THEREFORE, BE IT RESOLVED, that STANISLAUS COUNTY EMERGENCY MEDICAL COMMUNICATIONS be merged into this corporation pursuant to Section 1110 of the California Corporations Code; and

     RESOLVED FURTHER, that any two officer's of this corporation are directed to do all acts and to execute, verify, and file all documents necessary, including a Certificate of Ownership, to effectuate the merger into this corporation, pursuant to Section 1110 of the California Corporations Code, of STANISLAUS COUNTY EMERGENCY MEDICAL COMMUNICATIONS ; and

     RESOLVED FURTHER, that this corporation hereby assumes all the liabilities of STANISLAUS COUNTY EMERGENCY MEDICAL COMMUNICATIONS.

                                        AMERICAN MEDICAL RESPONSE WEST


                                        By /s/ J. T. Grimes
                                           -------------------------------------
                                           Title Vice President


                                        By /s/ Gregory K. Guckes
                                           -------------------------------------
                                           Title Assistant Secretary

                                  Verification

     Joshua T. Grimes and Gregory K. Guckes say:

     They are the Vice President and Assistant Secretary respectively of AMERICAN MEDICAL RESPONSE WEST, a California corporation.

     They have read the foregoing Certificate of Ownership and know the contents thereof.

     The same is true of their own knowledge.

     Executed on August 30, 1999.

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

     Dated: August 30, 1999


                                        /s/ J. T. Grimes
                                        ----------------------------------------
                                        Title Vice President


                                        /s/ Gregory V. Guckes
                                        ----------------------------------------
                                        Title Assistant Secretary

                           AGREEMENT OF MERGER BETWEEN
                          911 EMERGENCY SERVICES, INC.
                                       and
                         AMERICAN MEDICAL RESPONSE WEST
                       (Under Section 1101 of the General
                   Corporation Law of the State of California)

     This Agreement of Merger is entered into between AMERICAN MEDICAL RESPONSE WEST, a California corporation (herein "Surviving Corporation") and 911 EMERGENCY SERVICES, INC., a California corporation (herein called the "Merging Corporation").

                                    RECITALS

     A. Merging Corporation is duly organized, validly existing, and in good standing under the laws of California. Merging Corporation is a wholly owned subsidiary of AMERICAN MEDICAL RESPONSE, INC., a Delaware corporation; and

     B. Surviving Corporation is a corporation duly organized, validly existing, and in good standing under the laws of California. Surviving Corporation is a wholly owned subsidiary of AMERICAN MEDICAL RESPONSE, INC., a Delaware corporation; and

     C. Surviving Corporation and Merging Corporation are brother-sister corporations, each having the common parent of AMERICAN MEDICAL RESPONSE, INC., a Delaware corporation; and

     D. AMERICAN MEDICAL RESPONSE WEST is to be the surviving corporation, as that term is defined in the General Corporation Law of California, to the merger described in this agreement.

     IT IS AGREED AS FOLLOWS:

     1. Merger. Merging Corporation shall be merged into AMERICAN MEDICAL RESPONSE WEST under the laws of the State of California and such merger shall be effective on August 31, 2002.

     2. Further Assignments or Assurances. If at any time the Surviving corporation shall consider or be advised that any further assignments or assurances in law are necessary to vest or to perfect or to confirm of record in the Surviving Corporation the title to any property or rights of Merging Corporation, or otherwise carry out the provisions hereof, the proper officers and directors of Merging Corporation, as of the effective date of the merger, shall execute and deliver proper deeds, assignments, confirmations, and assurances in law, and do all acts proper to vest, perfect, and confirm title to such property or rights in the Surviving Corporation, and otherwise carry out the provisions hereof.

     3.   Basis of Converting Shares.

     (a) At the effective date of the merger, each share of the common stock of the Merging Corporation shall be cancelled and no shares of the Surviving Corporation or any other consideration whatsoever shall be issued or granted in exchange therefore.

     (b) The outstanding shares of Surviving Corporation shall remain outstanding and are not affected by the merger.

     4. Board of Survivor. The present Board of directors of AMERICAN MEDICAL. RESPONSE WEST shall continue to serve as the Board of directors of the Surviving Corporation until the next annual meeting or until such time as their successors have been elected and qualified.

     5. Articles of Survivor. The Articles of AMERICAN MEDICAL RESPONSE WEST, as existing on the effective date of the merger, shall continue in full force as the Articles of the Surviving Corporation until altered, amended as provided therein, or as provided by law.

     6. Bylaws of Survivor. The Bylaws of AMERICAN MEDICAL RESPONSE WEST, as existing on the effective date of the merger, shall continue in full force as the Bylaws of the surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

     7. Miscellaneous.

     (a) Merging Corporation shall from time to time, as and when requested by Surviving Corporation, execute and deliver all such documents and instruments and take all such action necessary or desirable to evidence or carry out this merger.

     (b) The validity, interpretation and performance of this agreement shall be controlled by and construed under the laws of the State of California.

     (c) The effect of the merger are as prescribed by law.

                Executed on August 16, 2002, at Aurora, Colorado.

                                        AMERICAN MEDICAL RESPONSE WEST


                                        By /s/ X
                                           -------------------------------------
                                           Vice President


                                        By /s/ Susan G. Bailey
                                           -------------------------------------
                                           Assistant Secretary


                                        911 EMERGENCY SERVICES, INC.


                                        By /s/ X
                                           -------------------------------------
                                           Vice President


                                        By /s/ Susan G. Bailey
                                           -------------------------------------
                                           Assistant Secretary

                         AMERICAN MEDICAL RESPONSE WEST
                             CERTIFICATE OF APPROVAL
                                       OF
                               AGREEMENT OF MERGER

     The undersigned do hereby certify that:

     1. We are the Vice President and Assistant Secretary respectively, of AMERICAN MEDICAL RESPONSE WEST, a California corporation.

     2. The Agreement of Merger in the form attached hereto was duly approved by the shareholders and directors of the corporation.

     3. The shareholder approval was by 100% of the outstanding shares of the corporation.

     4. There is only one class of shares and the number of shares outstanding is ten thousand (10,000).

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

     Dated: August 16, 2002


                                        /s/ X
                                        ----------------------------------------
                                        Title: Vice President


                                        /s/ Susan G. Bailey
                                        ----------------------------------------
                                        Title: Assistant Secretary

                          911 AMBULANCE SERVICES, INC.
                             CERTIFICATE OF APPROVAL
                                       OF
                               AGREEMENT OF MERGER

     The undersigned do hereby certify that:

     1. We are the Vice President and Assistant Secretary respectively, of 911 EMERGENCY SERVICES, INC., a California corporation.

     2. The Agreement of Merger in the form attached hereto was duly approved by the shareholders and directors of the corporation.

     3. The shareholder approval was by 100% of the outstanding shares of the corporation.

     4. There is only one class of shares and the number of shares outstanding is one hundred (100).

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

     Dated: August 16, 2002


                                        /s/ X
                                        ----------------------------------------
                                        Title: Vice President


                                        /s/ Susan G. Bailey
                                        ----------------------------------------
                                        Title: Assistant Secretary

                               AGREEMENT OF MERGER
                                     BETWEEN
                             GOLDEN GATE ASSOCIATES,
                      SAN FRANCISCO AMBULANCE SERVICE, INC.

                                       and

                         AMERICAN MEDICAL RESPONSE WEST
                 (Under Section 1101 of the General Corporation
                         Law of the State of California)

     This Agreement of Merger is entered into between AMERICAN MEDICAL RESPONSE WEST, a California Corporation (herein "Surviving Corporation") and GOLDEN GATE ASSOCIATES and SAN FRANCISCO AMBULANCE SERVICE, INC., each being a California corporation (herein called the "Merging Corporations").

                                    RECITALS

A. Merging Corporations are each duly organized, validly existing, and in good standing under the laws of California. Merging Corporations are wholly owned subsidiaries of AMERICAN MEDICAL RESPONSE, INC., a Delaware corporation; and

B. Surviving Corporation is a corporation duly organized, validly existing, and in good standing under the laws of California. Surviving Corporation is a wholly owned subsidiary of AMERICAN MEDICAL RESPONSE, INC., a Delaware corporation; and

C. Surviving Corporation and Merging Corporations are brother-sister corporations, each having the common parent of AMERICAN MEDICAL RESPONSE, INC., a Delaware corporation; and

D. AMERICAN MEDICAL RESPONSE WEST is to be the surviving corporation, as that term is defined in the General Corporation Law of California, to the merger described in this agreement.

IT IS AGREED AS FOLLOWS:

1. Merger. Merging Corporations shall be merged into AMERICAN MEDICAL RESPONSE WEST under the laws of the State of California and such merger shall be effective December 8, 2003.

2. Further Assignments or Assurances. If at any time the Surviving Corporation shall consider or be advised that any further assignments or assurances in law are necessary to vest or to perfect or to confirm of record in the Surviving Corporation the title to any property or rights of Merging Corporations, or otherwise carry out the provisions hereof, the proper officers and directors of Merging Corporations, as of the effective date of the merger, shall execute and deliver proper deeds, assignments, confirmations, and assurances in law, and do all acts proper to vest, perfect, and confirm title to such property or rights in the Surviving Corporation, and otherwise carry out the provisions hereof.

3. Basis of Converting Shares.

     (a) At the effective date of the merger, each share of the common stock of each of the Merging Corporations shall be cancelled and no shares of the Surviving Corporation or any other consideration whatsoever shall be issued or granted in exchange therefore.

     (b) The outstanding shares of Surviving Corporation shall remain outstanding and are not affected by the merger.

4. Board of Survivor. The present Board of Directors of AMERICAN MEDICAL RESPONSE WEST, shall continue to serve as the Board of Directors of the Surviving Corporation until the next annual meeting or until such time as their successors have been elected and qualified.

5. Articles of Survivor. The Articles of Incorporation of AMERICAN MEDICAL RESPONSE WEST, as existing on the effective date of the merger, shall continue in full force as the Articles of Incorporation of the Surviving Corporation until altered, amended as provided therein, or as provided by law.

6. Bylaws of Survivor. The Bylaws of AMERICAN MEDICAL RESPONSE WEST, existing on the effective date of the merger, shall continue in full force as the Bylaws of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

7. Miscellaneous.

     (a) Merging Corporations shall from time to time, as and when requested by Surviving Corporation, execute and deliver all such documents and instruments and take all such action necessary or desirable to evidence or carry out this merger.

     (b) The validity, interpretation and performance of this Agreement shall be controlled by and construed under the laws of the State of California.

     (c) The effect of the merger is as prescribed by law.

     Executed on December 4, 2003, in Greenwood Village, Colorado.

                                        AMERICAN MEDICAL RESPONSE WEST


                                        By /s/ Randel Owen
                                           -------------------------------------
                                           Vice President


                                        By /s/ X
                                           -------------------------------------
                                           Secretary

                                        GOLDEN GATE ASSOCIATES


                                        By /s/ Randel Owen
                                           -------------------------------------
                                           Vice President


                                        By /s/ X
                                           -------------------------------------
                                           Secretary


                                        SAN FRANCISCO AMBULANCE SERVICE, INC.


                                        By /s/ Randel Owen
                                           -------------------------------------
                                           Vice President


                                        By /s/ X
                                           -------------------------------------
                                           Secretary

                         AMERICAN MEDICAL RESPONSE WEST
                             CERTIFICATE OF APPROVAL
                                       OF
                               AGREEMENT OF MERGER

     The undersigned do hereby certify that:

     1. We are the Vice President and Secretary respectively, of AMERICAN MEDICAL RESPONSE WEST, a California Corporation.

     2. The Agreement of Merger in the form attached hereto was duly approved by the shareholders and directors of the corporation.

     3. The shareholder approval was by 100% of the outstanding shares of the corporation.

     4. There is only one class of shares and the number of shares outstanding is ten thousand (10,000).

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

     Dated: December 4, 2003


                                        /s/ Randel Owen
                                        ----------------------------------------
                                        Title: Vice President


                                        /s/ X
                                        ----------------------------------------
                                        Title: Secretary

                             GOLDEN GATE ASSOCIATES
                             CERTIFICATE OF APPROVAL
                                       OF
                               AGREEMENT OF MERGER

     The undersigned do hereby certify that:

     1. We are the Vice President and Secretary respectively, of GOLDEN GATE ASSOCIATES, a California corporation.

     2. The Agreement of Merger in the form attached hereto was duly approved by the shareholders and directors of the corporation.

     3. The shareholder approval was by 100% of the outstanding shares of the corporation.

     4. There is only one class of shares and the number of shares outstanding is one hundred (100).

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

     Dated: December 4, 2003


                                        /s/ Randel Owen
                                        ----------------------------------------
                                        Title: Vice President


                                        /s/ X
                                        ----------------------------------------
                                        Title: Secretary

                      SAN FRANCISCO AMBULANCE SERVICE, INC.
                             CERTIFICATE OF APPROVAL
                                       OF
                               AGREEMENT OF MERGER

     The undersigned do hereby certify that:

     1. We are the Vice President and Secretary of SAN FRANCISCO AMBULANCE SERVICE, INC., a California corporation.

     2. The Agreement of Merger in the form attached hereto was duly approved by the shareholders and directors of the corporation.

     3. The shareholder approval was 100% of the outstanding shares of the corporation.

     4. There is only one class of shares and the number of shares outstanding is one hundred (100).

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

     Dated: December 4, 2003


                                        /s/ Randel Owen
                                        ----------------------------------------
                                        Title: Vice President


                                        /s/ X
                                        ----------------------------------------
                                        Title: Secretary